UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 2, 2012

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Six Flags Entertainment Corporation (the “Company”), held on May 2, 2012, the Company’s stockholders approved the Six Flags Entertainment Corporation Long-Term Incentive Plan as amended (the “Plan”) that, among other things (a) increased the number of shares available for issuance under the plan by 4,400,000 shares from 9,666,666 to 14,066,666; (b)  removed the requirement that at least one-third of the total shares available for issuance under the Plan be subject to grants of restricted stock or restricted stock units; and (c) clarified that performance units can include performance awards designed to qualify as “qualified performance-based compensation” under Code Section 162(m) and updated the employment agreement reference to include current employment agreements.  Certain awards granted under the Plan as set forth in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2012 (“Proxy Statement”) were subject to approval of the Plan by the Company’s stockholders.

The foregoing description of the Plan is qualified by reference to the Plan, which is filed as Appendix A to the Company’s Proxy Statement.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 2, 2012, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, three proposals were voted on and the final results for the votes regarding each proposal are set forth below.

1.                                      Election of Directors.  The following eight nominees were elected to the Board to serve for the ensuing year and until their respective successors are elected and qualified:

Nominee	For	Withhold	Broker Non-Vote
John W. Baker	45,757,611	18,612	2,035,829
Kurt M. Cellar	45,559,284	216,939	2,035,829
Charles A. Koppelman	44,924,157	852,066	2,035,829
Jon L. Luther	44,974,612	801,611	2,035,829
Usman Nabi	45,050,488	725,735	2,035,829
Stephen D. Owens	44,974,088	802,135	2,035,829
James Reid-Anderson	44,958,554	817,669	2,035,829
Richard W. Roedel	44,563,763	1,212,460	2,035,829

2.                                      Long-Term Incentive Plan.  The Six Flags Entertainment Corporation Long-Term Incentive Plan as amended was approved.

For	Against	Abstain	Broker Non-Vote
33,628,517	12,085,595	62,111	2,035,829

3.                                      Independent Auditor.  The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2012 was ratified.

For	Against	Abstain	Broker Non-Vote
47,689,494	117,843	4,715	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Lance C. Balk
Name: Lance C. Balk
Title: Executive Vice President and General Counsel

Date:  May 4, 2012